UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	September 29, 2026

VerifyMe, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39332	23-3023677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 International Parkway, Fifth Floor, Lake Mary, Florida		32746
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(585) 736-9400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VRME	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

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Introductory Note

As previously disclosed, on February 11, 2026, VerifyMe, Inc., a Nevada corporation (the “Company,” “we” or “us”) entered into an Agreement and Plan of Merger (as subsequently amended, the “Merger Agreement”) with VRME Subsidiary Corp., a Nevada corporation and wholly owned subsidiary of the Company (“Merger Sub”), and Open World Ltd., a Cayman Islands exempted company (“Legacy OpenWorld”).

On September 30, 2026, in accordance with the terms of the Merger Agreement, among other things, Merger Sub merged with and into Legacy OpenWorld, with Legacy OpenWorld surviving the merger as a wholly owned direct subsidiary of VerifyMe (the “Merger”). The Merger closed and became effective at 11:00 a.m., Eastern Time, on September 30, 2026 (the “Effective Time”), at which time our business became primarily the business conducted by Legacy OpenWorld. We are now a technology-powered digital assets and blockchain innovation company that co-architects and takes principal positions in enterprise blockchain initiatives alongside sovereign governments, institutional partners, and major enterprises. In connection with the completion of the Merger, we changed our name from “VerifyMe, Inc.” to “OpenWorld, Inc.” by filing a Certificate of Amendment to our Amended and Restated Articles of Incorporation, as amended, with the Nevada Secretary of State on September 29, 2026, which will be effective October 1, 2026.

The Company prior to the consummation of the Merger is referred to in this Current Report on Form 8-K (this “Report”) as “VerifyMe” and, following the consummation of the Merger, is referred to in this Report as the “Combined Company.” All references in this Report to the “Board” refer to the board of directors of VerifyMe, prior to the consummation of the Merger, or the Combined Company, following the consummation of the Merger, as applicable.

As previously reported, on September 29, 2026, prior to the effective time of the Merger, VerifyMe effected a one-for-ten (1:10) reverse stock split of its common stock (the “Reverse Stock Split”). Unless noted otherwise, all references to share and per share amounts in this Report reflect the Reverse Stock Split.

The stockholders of VerifyMe previously voted to approve the issuance of the shares of VerifyMe common stock to Legacy OpenWorld securityholders, and any associated change of control therewith, at an annual meeting of stockholders held on September 24, 2026.

At the effective time of the Merger, each outstanding ordinary share of Legacy OpenWorld was converted into a share of VerifyMe common stock at a ratio of 1:77.27. As a result of the Merger and the issuance of the merger consideration, immediately upon the effective time of the Merger: (i) holders of equity interests in Legacy OpenWorld were issued 11,621,124 shares of common stock, held options assumed by the Combined Company exercisable for an additional 2,096,093 shares of common stock, and owned approximately 85.48% of the fully diluted equity of the Combined Company; (ii) certain business partners and consultants Legacy OpenWorld was contractually obligated to issue warrants upon the Combined Company’s successful listing on Nasdaq were issued warrants exercisable for an aggregate of 100,000 shares of common stock; (iii) Maxim Partners LLC, who served as financial advisor to Legacy OpenWorld, was issued 361,082 shares of common stock and owned approximately 2.25% of the fully diluted equity of the Combined Company; and (iv) holders of equity interests in VerifyMe continued to hold 1,425,154 shares of common stock, equity interest convertible into an aggregate of 179,657 share of common stock, and owned approximately 10% of the fully diluted equity of the Combined Company. Immediately after giving effect to the Merger, there were approximately 13,407,360 shares of Combined Company common stock issued and outstanding with an aggregate of 16,048,110 shares issuable on a fully diluted basis. These numbers includes shares of common stock that we issued upon vesting and settlement of certain outstanding VerifyMe equity awards at the effective time of the Merger.

We registered the issuance of our common stock to Legacy OpenWorld securityholders in the Merger on a Registration Statement on Form S-4, as amended, filed with the Securities and Exchange Commission (the “SEC”) (File No. 333-295079) (the “Registration Statement”).

In addition, upon closing of the Merger, we assumed each outstanding option for Legacy OpenWorld ordinary shares, whether vested or unvested, which automatically converted into an option to purchase shares of our common stock (the “Assumed Options”). Each Assumed Option will continue to be subject to substantially the same terms and conditions that applied to such option before the effective time of the Merger, except that (i) the number of shares of our common stock issuable under the Assumed Options shall equal the product of (x) the number of shares underlying the option immediately prior to the effective time multiplied by (y) the exchange ratio (rounded down to the nearest whole share), (ii) the exercise price per share of such Assumed Option shall equal the quotient obtained by dividing (x) the exercise price of such option immediately prior to the effective time by (y) the exchange ratio (rounded up to the nearest whole cent), and (iii) each Assumed Option shall be governed by the VerifyMe, Inc. 2020 Equity Incentive Plan.

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Effective October 1, 2026, our common stock will begin to trade on The Nasdaq Capital Market on a post-Merger basis under the ticker symbol “OPNW,” represented by the CUSIP number 92346X305.

In addition, the Combined Company Board approved transfer restrictions on post-merger shares (the “Restricted Shares”) issued to Legacy OpenWorld ordinary shareholders (the “Restricted Holders”) based on market standoff and similar transfer restrictions contained in the Legacy OpenWorld restricted share subscription agreements between OpenWorld and the Restricted Holders. Under these transfer restrictions the Restricted Holders will be restricted from selling the Restricted Shares they received in the Merger, representing approximately an aggregate of 76% of the post-Merger shares outstanding, until the shares have been released from the restriction according to the following schedule: 10% on September 30, 2026; 25% on Day 60; 40% on Day 90; 60% on Day 120; 80% on Day 150 and 100% on Day 180 following the closing of the Merger. In addition, the Board or a committee of disinterested directors may, in its discretion, accelerate the release of some or all of the then-remaining Restricted Shares beginning on Day 60 following the closing of the Merger, if the Daily VWAP of the company’s common stock equals or exceeds 120% of the Company’s closing stock price on October 1, 2026, for at least 20 trading days during any period of 30 consecutive trading days; provided that any such acceleration shall apply on the same percentage, effective date and material terms to all similarly situated Restricted Holders.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the full text of such agreement and amendments, copies of which are filed hereto as Exhibit 2.1, Exhibit 2.2, Exhibit 2.3, and Exhibit 2.4, and are incorporated herein by reference.

Item 1.01.	Entry into a Material Definitive Agreement.

Registration Rights Agreement

On September 30, 2026, the Combined Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Director and Officers of the Combined Company. Under the Registration Rights Agreement, beginning September 30, 2027, we agreed to register for resale Registrable Securities (defined below) held by such securityholders from time to time by preparing and filing a shelf registration statement covering the resale of the Registrable Securities on a delayed or continuous basis, within 30 days of a request by holders of a majority of the Registrable Securities then outstanding, and thereafter use commercially reasonable efforts to cause the registration statement to be declared effective and to keep such registration continuously effective under the Securities Act of 1933, as amended (the “Securities Act”) until there are no longer any Registrable Securities subject to such registration statement. We are only obligated to effect one registration statement in response to a demand during any twelve-month period.

Holders may request to sell all or any portion of their Registrable Securities in an underwritten offering, provided we are only obligated to effect a shelf registration statement for an underwritten offering if the Registrable Securities proposed to be sold have a total offering price reasonably expected to exceed, in the aggregate, $20,000,000, before underwriting discounts and commissions. If the holders requesting registration intend to distribute their shares by means of an underwriting, the managing underwriter of such offering will have the right to limit the number of shares to be underwritten for reasons related to the marketing of the shares. We have the right to select the underwriters for such offering (which shall consist of one or more reputable nationally recognized investment banks), subject to the initial demanding holder’s prior approval (which shall not be unreasonably withheld, conditioned or delayed). The holders may not demand more than two registration statements for underwritten offerings of the Registrable Securities in any twelve (12) month period.

Under the Registration Rights Agreement, Registrable Securities include (a) any outstanding shares of common stock held by a holder immediately following the closing of the Merger (including any shares of common stock distributed or distributable pursuant to the Merger Agreement); (b) any shares of common stock issuable upon the exercise of any other equity security of VerifyMe held by a holder immediately following the closing of the Merger (including any shares of common stock issuable upon the exercise of any other equity security of VerifyMe distributed or distributable pursuant to the Merger Agreement); (c) any additional holder common stock; and (d) any shares of common stock issued or issuable with respect to any securities referenced in clauses (a), (b) and (c) above by way of a stock dividend or stock split or in connection with a recapitalization, merger, consolidation, spin-off, reorganization or similar transaction.

A Registrable Security ceases to be a Registrable Security upon the earliest to occur of: (A) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such registration statement by the applicable holder; (B)(i) such securities shall have been otherwise transferred, (ii) new certificates for such securities not bearing (or book-entry positions not subject to) a legend restricting further transfer shall have been delivered by the Company and (iii) subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; (D) such securities may be sold without registration pursuant to Rule 144 or any successor rule promulgated under the Securities Act (but with no limitation as to volume or manner of sale or the availability of current public information); and (E) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

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In addition, if at any time we propose to register any shares of our common stock under the Securities Act, subject to certain exceptions, the holders of Registrable Securities will be entitled to notice of the registration and to include their Registrable Securities in the registration. If the proposed registration involves an underwriting, the managing underwriter of such offering will have the right to limit the number of shares to be underwritten for reasons related to the marketing of the shares.

Other than underwriting discounts and commissions, we will be required to pay all expenses incurred by us related to any registration effected pursuant to the exercise of the registration rights. These expenses may include all registration, filing and qualification fees, printing and accounting fees, fees and disbursements of our counsel, and reasonable fees and disbursements of a counsel for the selling securityholders. Additionally, we have agreed to indemnify selling securityholders for damages, and any legal or other expenses reasonably incurred, arising from or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement, an omission or alleged omission to state a material fact required to be stated in any registration statement or necessary to make the statements therein not misleading, or any violation or alleged violation by the indemnifying party of securities laws, subject to certain exceptions.

The registration rights expire on the earlier of (a) the third anniversary of the date of the Registration Rights Agreement and (b) with respect to any holder, on the date that such holder no longer holds any Registrable Securities.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the form of such agreement, a copy of which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

Legacy OpenWorld Agreements

As a result of the Merger, the agreements of Legacy OpenWorld, effectively became our agreements, and material executive agreements continuing after the closing of the Merger are described under Item 5.02 and incorporated by reference as Exhibits 10.2 through 10.6. The GEM financing arrangements and related registration rights agreement were terminated effective September 19, 2026 and were not assumed by the Combined Company.

Item 1.02.	Termination of a Material Definitive Agreement.

Immediately prior to the closing of the Merger on September 30, 2026, VerifyMe caused its wholly owned subsidiary PeriShip Global LLC to terminate the Amended and Restated Loan Agreement by and among PeriShip Global LLC and PNC Bank, National Association, effective October 31, 2023 (the “Loan Agreement”). A summary of the material terms and conditions of the Loan Agreement is contained in VerifyMe’s Annual Report on Form 10-K filed with the SEC on March 31, 2026. The Loan Agreement was terminated pursuant to the Merger Agreement, as further disclosed in the Registration Statement. There is no remaining balance on the Loan Agreement, and there are no early termination penalties incurred by the Company.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Concurrently with the closing of the Merger, the Company issued warrants to purchase an aggregate of 100,000 shares of Legacy Open World common stock (or 1,000,000 shares before giving effect to the Reverse Stock Split) to certain business partners and consultants of Legacy OpenWorld, in satisfaction of obligations incurred by Legacy OpenWorld under consulting and advisory agreements entered into prior to the Merger (the “Closing Warrants”).

The Closing Warrants have an exercise price of $6.70 per share (or $0.67 per share before giving effect to the Reverse Stock Split), vest in eight equal quarterly installments over the two years following issuance. The Closing Warrants expire on the fifth anniversary of issuance and are exercisable for cash. The Closing Warrants and the shares issuable upon exercise were issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act, in privately negotiated transactions and are subject to transfer restrictions and bear a restricted securities legend. No underwriter or placement agent participated in these issuances, and the Company received no cash proceeds at issuance.

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Item 5.01.	Changes in Control of Registrant.

The information set forth in the “Introductory Note” above regarding the Merger and the information set forth in Item 5.02 of this Report regarding the Board and executive officers following the Merger are incorporated by reference into this Item 5.01.

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors and Executive Officers

In accordance with the Merger Agreement, at the effective time of the Merger, Marshall Geller, Howard Goldberg, David Edmonds, and Adam Stedham resigned from the Board and committees of the Board on which they respectively served, which resignations were not the result of any disagreements with our company relating to our operations, policies or practices. At the effective time of the Merger, Scott Greenberg resigned as Chairman of the Board and continued as a director of the Company.

Immediately after closing of the Merger, Adam Stedham, resigned as our President and Chief Executive Officer and principal executive officer and was appointed by the Combined Company as President of Precision Logistics, and Jennifer Cola resigned as our principal accounting officer and continued as our Chief Financial Officer and principal financial officer.

Appointment of Directors

Effective upon the closing of the Merger on September 30, 2026, the Board was reconstituted with the following directors: (i) Matthew Shaw, (ii) Scott Greenberg, (iii) Raghav Chopra, (iv) Thomas Rossiter, and (v) Chantal Schutz. In addition, Matthew Shaw was appointed Chairman of the Board.

Immediately after the closing of the Merger on September 30, 2026, the Board reconstituted its various standing committees as follows:

Audit Committee

Mr. Greenberg, Mr. Rossiter and Ms. Schutz were appointed to the Audit Committee of the Board. Mr. Greenberg was appointed chair of the Audit Committee and designated as the “audit committee financial expert.”

Compensation Committee

Mr. Chopra, Mr. Rossiter and Ms. Schutz were appointed to the Compensation Committee of the Board. Mr. Chopra was appointed chair of the Compensation Committee.

Nominating and Corporate Governance Committee

Mr. Chopra, Mr. Rossiter and Ms. Schutz were appointed to the Nominating and Corporate Governance Committee of the Board. Mr. Rossiter was appointed chair of the Nominating and Corporate Governance Committee.

Matthew Shaw has served as our Chief Executive Officer and as Chairman of the Board since completion of the Merger. Prior to the Merger, Mr. Shaw served as Chief Executive Officer of Legacy OpenWorld’s parent since July 2023. Prior to joining Legacy OpenWorld, he founded and served as Chief Executive Officer of Blimp Homes, a real estate technology company utilizing digital assets, from June 2020 to December 2022. Mr. Shaw previously founded Protos Asset Management, a Swiss asset manager managing a tokenized cryptocurrency fund. He also previously worked as General Manager and founder of DEPFA Investment Bank (a joint venture with DEPFA Bank plc) and as Executive Director of UBS Investment Bank within the firm’s emerging markets fixed income trading group. He was also previously an Executive Director of Carbon Trade & Finance SICAR, a regulated Luxembourg carbon fund established as a joint venture between Gazprombank and Commerzbank (formerly Dresdner Bank). Mr. Shaw holds a B.A. in English Language and Literature from the University of Manchester, and an M.B.A. from the University of Bradford School of Management. He was previously a member of Argo Blockchain’s board of directors from July 2019 to June 2025, having served as Chairman beginning in February 2023. Mr. Shaw’s multiple prior corporate leadership roles and extensive experience in digital asset financing give him the qualifications, skills and financial expertise to serve on the Board.

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Raghav Chopra has served as a director since completion of the Merger. Mr. Chopra is a digital assets and technology investor serving as a Co-Founder and Managing Partner of a private investment firm since January 2022. He was previously a technology-focused equity hedge fund portfolio manager for AllianceBernstein LP from August 2019 to December 2021, and before that The Blackstone Group. He began his career as a private equity associate at The Carlyle Group and an investment banking analyst at Goldman, Sachs & Co. Mr. Chopra holds a B.S. in Electrical Engineering and Economics with Distinction from Yale University, and an M.B.A. with High Distinction from the Harvard Business School, where he was named a George F. Baker Scholar. He serves on the Board of Directors of the Harvard Club of New York City Foundation. He is also a member of the Economic Club of New York and The Bretton Woods Committee. Mr. Chopra’s significant experience and expertise in digital asset finance and related transactional experience give him the qualifications, skills and financial expertise to serve on the Board.

Thomas Rossiter has served as a director since completion of the Merger. Mr. Rossiter has been the President and Chief Executive Officer of RESAAS Services Inc. (TSX-V: RSS), a leading provider of technology solutions for the real estate industry, since April 2017. Prior to joining RESAAS, Mr. Rossiter was Managing Director of Lightmaker, an award-winning global digital agency, where he ran the Vancouver office following four years at their UK headquarters. During that time, he led relationships and accounts for major global brands including Nike, Sony, Adobe, Nokia and Samsung. Mr. Rossiter has served on the Board of Directors for the Asian Real Estate Association of America since February 2014, and he volunteers as a Mentor for REACH, a real estate accelerator program from Second Century Ventures. Mr. Rossiter’s executive leadership experience and technology services knowledge give him the qualifications, skills and financial expertise to serve on the Board.

Chantal Schutz has served as a director since completion of the Merger. Ms. Schutz is a Canadian CPA, CA with over 20 years of experience leading public and private companies through significant growth, financing, and strategic transformation. She has served as Chief Financial Officer of myBasePay LLC, a provider of employer of record platforms and workforce advisory services, since January 2025. Ms. Schutz served as Chief Financial Officer and Executive Vice President at mCloud Technologies Corp., an AI-driven global energy technology company then listed on Nasdaq, from May 2019 to May 2024. She was a member of the board of directors and chair of the audit committee of Clean Seed Capital Group (TSX.V: CSX) from 2014 to 2020. Ms. Schutz articled at KPMG and PwC, and earned her Bachelor of Commerce in Entrepreneurial Management from Royal Roads University, where she was awarded the Nick Rubridge Award. Ms. Schutz’s accounting expertise and significant financial leadership and public company experience give her the qualifications, skills and financial expertise to serve on the Board.

Except as set forth below under the heading “Transactions with Related Persons,” none of our newly appointed directors has a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Non-Employee Director Compensation

Following the closing of the Merger, each non-employee director will receive compensation for his or her service on the Board in accordance with our non-employee director compensation policy, which we expect will be amended and restated following the closing of the Merger and may provide for, among other things, annual equity awards in Restricted Stock Units to be issued pursuant to the VerifyMe, Inc. 2020 Equity Incentive Plan and subject to the Form of Restricted Stock Unit Award Agreement (non-employees) as filed as Exhibit 10.18 to the Company’s Form 10-K for the fiscal year ended December 31, 2025.

Each of Mr. Greenberg, Mr. Chopra, Mr. Rossiter, and Ms. Schutz may be eligible to receive additional or changed compensation in respect of their service as directors of the Combined Company, including under any future director compensation agreements.

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Appointment of Executive Officers

On September 30, 2026, the Board appointed Matthew Shaw as our Chief Executive Officer and principal executive officer, Russel McMeekin as our Global Corporate President, and Gerard Hernandez as our Chief Accounting Officer and principal accounting officer. Jennifer Cola will continue to serve as our Chief Financial Officer and principal financial officer following the Merger and Adam Stedham was appointed as President of Precision Logistics.

There are no family relationships among any of our newly appointed executive officers. Except as set forth below under the heading “Transactions with Related Persons,” none of our newly appointed executive officers has a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Matthew Shaw. Mr. Shaw’s biographical information is disclosed in the section above under the heading “Appointment of Directors.”

Russel McMeekin. Mr. McMeekin has served as Global Corporate President since completion of the Merger. Previously Mr. McMeekin served as Legacy OpenWorld’s Global Corporate President from January 1, 2026 to September 30, 2026, after previously acting as an advisor to Legacy OpenWorld beginning in September 2024. Mr. McMeekin is also the Chairman of OpenWorld Saudi Arabia (formerly mCloudTech), a strategic licensed channel in the Middle Eastern RWA token market. Prior to joining Legacy OpenWorld, Mr. McMeekin served as the Chief Executive Officer and a director of mCloud Technologies Corp., then listed on Nasdaq, from 2021 to 2023. He was also a director of Newgioco Group, Inc. (Nasdaq: NWGI), where he served on the compensation and audit committees, from 2020 to 2022. With more than 30 years of experience in technology leadership, including 11 years at Honeywell International (NYSE: HON), where he served as the President of Digital and Advanced Software on a global scale, he has a proven track record in the industry. Mr. McMeekin holds a degree in Engineering from Sault College of Applied Technology. He also completed a Honeywell International Inc. Sponsored Executive Leadership Program through the Harvard Business School and the Stanford School of Law Executive Director and Governance Program.

Gerard Hernandez. Mr. Hernandez has served as Chief Accounting Officer since completion of the Merger. Previously, Mr. Hernandez served as Chief Accounting Officer for Legacy OpenWorld from January 1, 2026 to September 30, 2026 after previously serving as a consultant to Legacy OpenWorld beginning in August 2024. Since August 2024, Mr. Hernandez has served as Co-Founder of GM Accounting Solutions LLC, a firm providing accounting services to healthcare organizations, and since April 2023, he has served as Co-Founder of GM Consulting Group Inc., which provides strategic, accounting and CFO consulting services to Web3 companies. Since May 2023, Mr. Hernandez has served as Chief Financial Officer of ThriveCoin Inc., a company focused on automating treasury allocations to builders. ThriveCoin has a client referral relationship with OpenWorld. From January 2023 through June 2025, Mr. Hernandez served as a Special Council Member of the APE Foundation, which acts as the administrative and legal steward of the ApeCoin DAO, facilitating community-led governance and implementing approved initiatives. From February 2021 through September 2024, Mr. Hernandez served as Chief Financial Officer of JEVB Services LLC, a company providing support services to acute care hospitals, and from September 2017 through August 2024, he served as Chief Financial Officer of Agathos Support Service Inc., which provides support services to skilled nursing facilities. Mr. Hernandez earned a Bachelor of Science from the University of British Columbia in 2010 and a Diploma of Accounting from the University of British Columbia in 2011. He is a Certified Public Accountant licensed by the Washington State Board of Accountancy and is also a Chartered Professional Accountant in British Columbia, Canada.

Adam Stedham. Mr. Stedham has served as President of Precision Logistics since completion of the Merger. Previously, Mr. Stedham served as a director on the VerifyMe Board from April 2022 to September 30, 2026. He also served as VerifyMe’s Chief Executive Officer from June 2023 to September 30, 2026, and as President from August 2023 to September 30, 2026. Mr. Stedham was a senior executive of Learning Technologies Group plc and was CEO of GP Strategies from June 2020 until June 2023. He also served as President of GP Strategies from November 2017 to October 2021. Mr. Stedham joined GP Strategies in 1997, after 6 years as a nuclear reactor operator in the US Navy. He has held roles of increasing responsibility during his tenure, including leading operational service lines, directing acquisitions and divestitures, heading business development, and managing the Asia-Pacific region. He was on the board of directors of GP Strategies from June 2020 until June 2023. Mr. Stedham has significant expertise in business strategy, mergers and acquisitions, learning and performance innovation, global operations, and strategic relationship management. He holds a Master of Business Administration from Anderson University, Masters of Education from University of Pennsylvania, and Master’s in Adult & Community Education from Ball State University.

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Executive Officer Employment Agreements

Shaw Employment Agreement

In connection with the Merger, we have assumed the Employment Agreement, dated May 13, 2026, between Open World Inc. and Matthew Ian Shaw (the “Shaw Employment Agreement”), pursuant to which Mr. Shaw served as Chief Executive Officer of Legacy Open World, effective as of January 1, 2026. Pursuant to the Shaw Employment Agreement, Mr. Shaw receives an annual base salary of $600,000, which is reviewed at least annually by the Board and may not be decreased during the term, and is eligible to receive an annual cash bonus of up to 100% of his base salary, based on individual and Company performance goals set by, and actual achievement of any such performance goals determined by, the Board (or an authorized committee thereof) in its sole discretion. Mr. Shaw is subject to non-competition and non-solicitation covenants during his employment and for six (6) months following termination, as well as confidentiality, non-disparagement and intellectual property assignment covenants. The foregoing description of the Shaw Employment Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Shaw Employment Agreement, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

New Hernandez Employment Agreement

In connection with the Merger, we have entered into an Employment Agreement, dated September 30, 2026 (the “New Hernandez Employment Agreement”), that replaces the Amendment to Consulting Agreement, dated May 13, 2026, between Open World Inc. and GM Consulting Group Inc. (“GM Consulting”), which itself amends the Consulting Agreement, dated August 24, 2024, between Open World Inc. and GM Consulting (as amended, the “GM Consulting Agreement”). Pursuant to the New Hernandez Employment Agreement, Mr. Hernandez will receive a base salary equal to $300,000 per year, an annual bonus of up to 50% of the base salary, based on performance goals determined by the Board, and shall serve as Chief Accounting Officer of the Combined Company. The foregoing description of the New Hernandez Employment Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the New Hernandez Employment Agreement, which is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

New McMeekin Employment Agreement

In connection with the Merger, we have entered into an Employment Agreement, dated September 30, 2026 (the “New McMeekin Employment Agreement”) that replaces the Amendment to Consulting Agreement, dated May 13, 2026, between Open World Inc. and Russel McMeekin, which itself amends the Consulting Agreement, dated August 1, 2025, between Open World Inc. and Mr. McMeekin (as amended, the “McMeekin Consulting Agreement”). Pursuant to the New McMeekin Employment Agreement, Mr. McMeekin will receive a base salary equal to $500,000 per year, an annual bonus of up to 100% of the base salary, based on performance goals determined by the board, and shall serve as Global Corporate President of the Combined Company. The foregoing description of the New McMeekin Employment Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the New McMeekin Employment Agreement, which is attached as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Cola Employment Agreement

As previously disclosed, in connection with the Merger Agreement, we entered into an Amended and Restated Employment Agreement with Jennifer Cola (the “Cola Employment Agreement”), to continue in her position as Chief Financial Officer following the Merger. The Cola Employment Agreement became effective at the closing of the Merger on September 30, 2026, pursuant to which Ms. Cola will receive an annual base salary of $180,000 and be eligible for an annual bonus for each calendar year ending during the employment period, with a potential up to 50% of her base salary based on performance goals set by the Board each year. Ms. Cola shall be eligible to receive equity-based compensation award(s), as determined by the Board (or a subcommittee thereof), from time to time. The Cola Employment Agreement is for an initial term of one year and will thereafter be “at-will,” and may be terminated by either party during the initial term. If terminated by Ms. Cola for good reason, or by the Company without cause prior to September 30, 2027, then Ms. Cola shall be entitled to an amount equal to her base salary that would have otherwise been paid until the conclusion of the initial term. If the qualifying termination occurs after September 30, 2027, then Ms. Cola shall be entitled to an amount equal to six (6) months of her base salary. The foregoing description of the Cola Employment Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Cola Employment Agreement, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

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Stedham Employment Agreement

As previously disclosed, in connection with the Merger Agreement, we entered into an Amended and Restated Employment Agreement with Adam Stedham (the “Stedham Employment Agreement”), to serve as President of Precision Logistics following the Merger. The Stedham Employment Agreement became effective at the closing of the Merger on September 30, 2026, pursuant to which Mr. Stedham will receive an annual base salary of $300,000 and be eligible for an annual bonus for each calendar year, with a potential up to 50% of his base salary based on performance goals set by the Board each year. Mr. Stedham shall be eligible to receive equity-based compensation award(s), as determined by the Board (or a subcommittee thereof), from time to time. The Stedham Employment Agreement is for an initial term of one year and will thereafter be “at-will”, and may be terminated by either party during the initial term. If terminated by Mr. Stedham for good reason, or by the Company without cause prior to the 6-month anniversary of September 30, 2026, then Mr. Stedham shall be entitled to an amount equal to his base salary that would have otherwise been paid until the conclusion of the initial term. If the qualifying termination occurs after the 6-month anniversary of September 30, 2026, then Mr. Stedham shall be entitled to an amount equal to six (6) months of his base salary. The foregoing description of the Stedham Employment Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Stedham Employment Agreement, which is attached as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference.

To the extent required by this Item, the information set forth below under the heading “Indemnification Agreements” is incorporated herein by reference.

Closing Restricted Stock Award Grants

As previously disclosed, on February 11, 2026, the Compensation Committee of the Board approved the grant to Ms. Cola of 130,000 restricted stock awards under the VerifyMe, Inc. 2020 Equity Incentive Plan in connection with the closing of the Merger. As a result, at the closing of the Merger on September 30, 2026, Ms. Cola received a restricted stock award of 130,000 shares of our common stock which immediately vested.

In addition, the Compensation Committee of the Board approved the accelerated vesting of certain outstanding equity awards to be payable in shares of Company common stock upon the earliest to occur of (i) the effective time of the Merger or (ii) September 30, 2026, regardless of whether any performance conditions of such awards had been met. As a result, at the closing of the Merger on September 30, 2026, each of the following outstanding equity awards vested and became payable in shares of common stock: 550,000 performance-based restricted stock units granted to Mr. Stedham on June 19, 2023; 24,000 restricted stock units granted to Ms. Cola on May 19, 2025; 75,000 performance-based restricted stock units granted to Fred G. Volk, III on June 30, 2024; and 120,000 performance-based restricted stock units granted to Nancy Meyers on July 20, 2023.

Indemnification Agreements

On September 30, 2026, the Combined Company entered into separate indemnification agreements with each of its directors and executive officers. Each indemnification agreement provides that the Combined Company will indemnify the director or executive officer to the fullest extent permitted by Nevada law, including Chapter 78 of the Nevada Revised Statutes (the “NRS”), against all expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed proceeding arising by reason of such person’s service as a director or officer of the Combined Company or, at its request, of another enterprise, including any proceeding in which such person participates as a witness. Each indemnification agreement also requires the Combined Company to advance expenses incurred in connection with any such proceeding within 30 days after receipt of a written request, subject to an undertaking to repay any amounts advanced if it is ultimately determined that such person is not entitled to indemnification.

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The foregoing description of the indemnification agreements does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the form of indemnification agreement, which is filed as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated herein by reference.

Transactions with Related Persons

The following is a summary of transactions since January 1, 2024 to which we have or will be a party in which the amount involved exceeded the lesser of $120,000 or one percent of the average of the Company’s total assets at the end of the last two completed fiscal years and in which any of our newly appointed directors or executive officers had or will have a direct or indirect material interest during the specified period for which disclosure is required under Item 404(a) of Regulation S-K, other than compensation arrangements.

On August 25, 2023, VerifyMe entered into a Convertible Note Purchase Agreement with certain investors for the sale of convertible promissory notes for the aggregate principal amount of $1,100 thousand of which $475 thousand was purchased by related parties and entities related to related parties at the time of sale and who are considered a “related person” during the specified period for which disclosure is required under Item 404(a) of Regulation S-K, including Adam Stedham, the Company’s past President and Chief Executive Officer, and Scott Greenberg, the Company’s past Chairman. On August 25, 2026, VerifyMe repaid all outstanding principal and interest on the Convertible Note Purchase Agreement, and no further obligations remain on the notes.

On January 5, 2026, Legacy OpenWorld entered into a term loan agreement with its parent company, Webslinger Holdings, Inc. (“WSH”), which beneficially owns approximately 45.2% of Legacy OpenWorld's outstanding equity interests. Matthew Shaw, Legacy OpenWorld's Chief Executive Officer and Chairman of the board of directors, beneficially owns in excess of 30% of the equity interests of WSH, including the sole management share of the entity, which entitles Mr. Shaw to all voting power. The loan was initially made in the principal amount of $750,000 for general working capital and liquidity purposes, bears interest at a fixed rate of 5.0% per annum, and was originally scheduled to mature on April 5, 2026. The maturity date was subsequently extended to June 5, 2026 and the loan was subsequently upsized to $1,500,000. As of June 30, 2026, $1,500,000 of principal remained outstanding under the loan, and Legacy OpenWorld had not paid any accrued interest thereunder.

Effective as of November 2, 2025, Legacy OpenWorld entered into a Master Loan Agreement for Digital Assets with Mosaic, an entity in which Matthew Shaw, Legacy OpenWorld's Chief Executive Officer and Chairman of the board of directors, beneficially owns in excess of 20% of the outstanding equity interests and serves as a director and Non-Executive Chairman of the board of directors. Pursuant to the Master Loan Agreement, Legacy OpenWorld and Mosaic entered into a Loan Confirmation, effective as of November 2, 2025, for the lending of digital assets by Legacy OpenWorld to Mosaic for trading purposes (the “Mosaic Loan Confirmation”). Under the Mosaic Loan Confirmation, interest on digital asset payments to Mosaic accrues at a variable rate equal to 100% of the change in the aggregate U.S. dollar fair market value of the outstanding balance from November 2, 2025 through the applicable maturity date, less (i) 10% of the premiums collected pursuant to the principal trading strategy agreed upon by Legacy OpenWorld and Mosaic and (ii) 0.5% of any cash or stablecoins collected as a result of spot trade executions pursuant to such principal trading strategy. Legacy OpenWorld may call for repayment of the outstanding loan balance upon not less than five business days' prior written notice setting forth the maturity date. Mosaic may also repay the outstanding balance by exercising a repayment right, subject to the same interest payment mechanics described above. In addition, Mosaic has the option to satisfy repayment of the outstanding balance through the delivery of in-kind digital assets resulting from the agreed-upon principal trading strategy. As of June 30, 2026, the outstanding principal balance owed to Legacy OpenWorld under the Mosaic Loan Confirmation was $7,237. Since November 2, 2025, the maximum principal balance owed to Legacy OpenWorld has been $790,544, and a net total of $2,280,230 has been repaid to Legacy OpenWorld, none of which constituted interest payments.

On December 22, 2025, Legacy OpenWorld also entered into a Referral Agreement with Mosaic whereby Legacy OpenWorld is entitled to receive 10% of any performance, management or service fees received by Mosaic, an asset manager, directly as a result of any party introduced to Mosaic by Legacy OpenWorld. This arrangement is limited to non-U.S. customers and is conducted outside the United States. Mosaic is registered as a Registered Person with the Cayman Islands Monetary Authority and as a Registered Investment Adviser with the SEC. No payments have been made to Legacy OpenWorld under the Referral Agreement to date.

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On January 20, 2026, Legacy OpenWorld entered into a strategic partnership agreement with mCloud Technologies Saudi Arabia, an entity for which Matthew Shaw, Legacy OpenWorld’s Chief Executive Officer and Chairman of the board of directors, and Russel McMeekin, Legacy OpenWorld’s Global Corporate President, serve as directors. The collaboration is focused on supporting the development of a regional platform focused on RWA tokenization initiatives in the Kingdom of Saudi Arabia and establishes a framework for collaboration on technology development, marketing, and commercial activities. In connection with the partnership, Legacy OpenWorld may in the future provide financing through a convertible promissory note and participate in revenue sharing arrangements, subject to the execution of definitive agreements and satisfaction of certain conditions. As of the date hereof, no payments have been made related to the agreement nor further definitive agreements signed.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Articles of Incorporation

On September 29, 2026, the Board approved and VerifyMe filed a Certificate of Amendment effective October 1, 2026, to the Company’s Amended and Restated Articles of Incorporation, as amended, with the Nevada Secretary of State to effect a change in the Company’s name from “VerifyMe, Inc.” to “OpenWorld, Inc.”

The foregoing summary of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Amendment to Bylaws

On September 30, 2026, the Board approved an amendment to the Company’s bylaws effective September 30, 2026. The Amended and Restated Bylaws of OpenWorld, Inc. (the “Bylaws”) provide that, to the fullest extent permitted by law, and unless consented to otherwise in writing to the selection of an alternative forum, the Eighth Judicial District Court of Clark County, Nevada, shall be the sole and exclusive forum for any actions, suits or proceedings, whether civil, administrative or investigative, (a) brought in the name or right of the Company or on its behalf, (b) for, based upon or asserting a claim for breach of any fiduciary duty owed by any current or former director, officer or controlling stockholder of the Company in such capacity, (c) for any internal action (as defined in NRS 78.046), including any action asserting a claim against the Company arising pursuant to, or to interpret, apply, enforce or determine the validity of, any provision of NRS Title 7, including NRS Chapters 78 or 92A, the amended articles or the Bylaws, or any agreement entered into pursuant to NRS 78.365 as to which the Company is a party or a stated beneficiary thereof, or (d) asserting a claim governed by the internal affairs doctrine or as to which the NRS confers jurisdiction on the district court in the State of Nevada; provided that such exclusive forum provisions will not apply to suits brought to enforce any liability or duty created by the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or any other claim for which the federal courts have exclusive jurisdiction. In the event that the Eighth Judicial District Court of Clark County, Nevada does not have jurisdiction over any such action, suit or proceeding, then any other state district court located in the State of Nevada shall be the sole and exclusive forum therefor and in the event that no state district court in the State of Nevada has jurisdiction over any such action, suit or proceeding, then a federal court located within the State of Nevada shall be the sole and exclusive forum therefor.

The Bylaws further provide that, unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for the resolution of any claim asserting a cause of action arising under the Securities Act, against any person in connection with any offering of the Combined Company’s securities, including, for the avoidance of doubt, any auditor, underwriter, expert, control person, or other defendant, which person shall have the right to enforce such clause.

The Bylaws also remove the prohibition on the ability of the stockholders of the Company to act by written consent.

This description of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.2 hereto and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, on September 18, 2026, VerifyMe’s Board of Directors declared a special cash dividend of $1.50 per share, as adjusted by the Reverse Stock Split ratio (the “Dividend”), to be distributed pro-rata per share of the Company’s Common Stock to (i) holders of Common Stock, and (ii) holders of the Series B Convertible Preferred Stock, par value $0.001 per share, on an as-converted basis. The payment of the Dividend was conditioned upon the closing of Merger which occurred at 11:00 a.m., Eastern Time, on September 30, 2026. As such, all conditions for the Dividend have been met and the Dividend will be payable on October 2, 2026, to all stockholders of record as of the close of business on September 29, 2026.

The information under Item 7.01 of this Current Report on Form 8-K is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

In addition, effective as of September 30, 2026, the Combined Company has appointed Vinyl Equity, Inc. ("Vinyl") to serve as its new transfer agent and registrar. The Company expects it’s registered shares of common stock and related records to eventually be transferred from West Coast Stock Transfer, Inc. (“West Coast”), VerifyMe’s prior transfer agent and registrar, to Vinyl. Until the transfer of records is complete both West Coast and Vinyl are anticipated to serve as co-transfer agents. The co-transfer agent relationship is expected to end on approximately October 13, 2026, when Vinyl is expected to become the Combined Company’s sole transfer agent. West Coast will continue to serve as the paying agent for the Dividend discussed in Item 7.01 above.

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Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Any financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 days following the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.

(b) Pro forma financial information.

Any pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 days following the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.

(d) Exhibits.

Exhibit No.	Description
2.1+	Agreement and Plan of Merger dated February 11, 2026, by and among VerifyMe, Inc., VRME Subsidiary Corp., and Open World Ltd. (incorporated herein by reference from Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on February 12, 2026)
2.2	First Amendment to Agreement and Plan of Merger dated April 13, 2026, by and among VerifyMe, Inc., VRME Subsidiary Corp., and Open World, Ltd. (incorporated herein by reference from Exhibit 2.2 to the Company's Registration Statement on Form S-4/A filed on August 11, 2026)
2.3	Second Amendment to Agreement and Plan of Merger dated June 4, 2026, by and among VerifyMe, Inc., VRME Subsidiary Corp., and Open World Ltd. (incorporated herein by reference from Exhibit 2.3 to the Company's Registration Statement on Form S-4/A filed on August 11, 2026)
2.4	Third Amendment to Agreement and Plan of Merger dated August 10, 2026, by and among VerifyMe, Inc., VRME Subsidiary Corp., and Open World Ltd. (incorporated herein by reference from Exhibit 2.4 to the Company's Registration Statement on Form S-4/A filed on August 11, 2026)
3.1	Certificate of Amendment to the Amended and Restated Articles of Incorporation, as amended, filed September 29, 2026
3.2	Amended and Restated Bylaws of OpenWorld, Inc.
10.1	Form of Registration Rights Agreement
10.2	Employment Agreement, dated May 13, 2026, between Open World, Inc. and Matthew Ian Shaw (incorporated herein by reference to Exhibit 10.41 to the Company’s Registration Statement on Form S-4/A filed on August 11, 2026)
10.3	Employment Agreement, dated September 30, 2026, between Open World Inc. and Gerard Hernandez
10.4	Employment Agreement, dated September 30, 2026, between Open World Inc. and Russel McMeekin
10.5	Amended and Restated Employment Agreement with Jennifer Cola effective September 30, 2026 (incorporated herein by reference from Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on February 12, 2026)
10.6	Amended and Restated Employment Agreement with Adam Stedham effective September 30, 2026 (incorporated herein by reference from Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on February 12, 2026)
10.7	Form of Indemnification Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+ Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

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Forward-Looking Statements

This Current Report on Form 8-K and the exhibits filed or furnished herewith includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “shall,” “should,” “intend,” and other words of similar meaning, and include, among other things, the integration of the businesses of VerifyMe and Legacy OpenWorld; the anticipated benefits, costs and accounting treatment of the Merger; the development, commercialization and regulatory treatment of tokenized real-world assets and blockchain infrastructure; the Company’s ability to maintain its Nasdaq listing; future revenue, profitability, liquidity and capital needs; the availability of financing following termination of the GEM financing arrangements; the value, liquidity, custody and regulatory treatment of digital assets; customer concentration; cybersecurity and third-party service providers. Each forward-looking statement contained in this Current Report on Form 8-K and the exhibits filed or furnished herewith are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: the inability to realize expected benefits of the Merger; transaction and public-company costs; changes in laws, regulations or regulatory interpretations affecting digital assets, tokenization, securities, commodities, money transmission, sanctions or privacy; volatility and illiquidity in digital asset markets; concentration of customers and revenue; dependence on key personnel and third-party providers; cybersecurity incidents; accounting judgments, purchase-price allocation and internal-control matters; the Company’s ability to obtain financing and satisfy Nasdaq requirements; litigation; and the risks and uncertainties identified under our Annual Report on Form 10-K, as well as other information we have or may file with the SEC from time to time.

We caution investors not to place considerable reliance on the forward-looking statements contained in this Current Report on Form 8-K. You should read this Current Report on Form 8-K and the documents filed as exhibits hereto completely and with the understanding that our actual future results may be materially different from what we expect. The forward-looking statements contained in this Current Report on Form 8-K are made as of the date of this Current Report, and we do not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. This Current Report on Form 8-K does not purport to summarize all of the conditions, risks and other attributes of an investment in our company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VerifyMe, Inc.

Date: September 30, 2026	/s/ Jennifer Cola
	Name:	Jennifer Cola
	Title:	Chief Financial Officer